SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM T - 1

                     STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                    13-3781471
                                (I. R. S. Employer
                               Identification No.)


                  100 Wall Street, New York, NY                 10005
            (Address of principal executive offices)        (Zip Code)


                            For information, contact:
                           Dennis Calabrese, President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                           Bank of America Corporation
               (Exact name of obligor as specified in its charter)

            Delaware                                        56-0906609
            (State or other jurisdiction of                 (I. R. S. Employer
            incorporation or organization)                  Identification No.)

            Bank of America Corporate Center
            Charlotte, North Carolina                         28202
            (Address of principal executive offices)         (Zip Code)

                                 DEBT SECURITIES

Item 1.     General Information.

      Furnish the following information as to the trustee - -

      (a) Name and address of each examining or supervising authority to which it is subject.

                        Name                                Address
                        ----                                -------
                  Comptroller of the Currency               Washington, D. C.

      (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2.   Affiliations with the Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

            None.

Item 16.          List of Exhibits.

      Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

      Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to
                  Exhibit 2 of Form T-1, Registration No. 33-83774.

      Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

      Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

      Exhibit 5.  Not applicable.

      Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by
                  Section 321(b) of the Act, incorporated herein by reference to
                  Exhibit 6 of Form T-1, Registration No. 33-83774.

      Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on March 31, 1999, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.  Not applicable.

      Exhibit 9.  Not applicable.





                                    SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of July, 1999.

                                       U.S. BANK TRUST
                                     NATIONAL ASSOCIATION



                                    By:  /s/ [Patrick J. Crowley]
                                       ---------------------------
                                          [Patrick J. Crowley]
                                          Vice President

                                                            Exhibit 7
                                                            ----------
                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                  As of 3/31/99

                                     ($000's)

                                                 3/31/99
Assets
   Cash and Due From Depository Institutions      $44,844
   Federal Reserve Stock                            3,378
   Fixed Assets                                       481
   Intangible Assets                               66,457
   Other Assets                                     6,336
      Total Assets                               $121,496


Liabilities
   Other Liabilities                               $9,247
   Total Liabilities                               $9,247

Equity
   Common and Preferred Stock                      $1,000
   Surplus                                        120,932
   Undivided Profits                               (9,683)
      Total Equity Capital                       $112,249

Total Liabilities and Equity Capital             $121,496



To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:\s\ [Patrick J. Crowley]
   -------------------------
      Vice President

Date:  July 22, 1999